CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated May 26, 2026, relating to the financial statements and financial highlights of Davenport Core Leaders Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund, Davenport Balanced Income Fund, and Davenport Insider Buying Fund, each a series of Williamsburg Investment Trust, which are included in Form N-CSR for the year ended March 31, 2026, and to the references to our firm under the headings “Financial Highlights” in the Prospectus, and “Other Service Providers” and “Financial Statements” in the Statement of Additional Information.

COHEN & COMPANY, LTD.

Cleveland, Ohio

July 27, 2026

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated May 26, 2026, relating to the financial statements and financial highlights of The Government Street Equity Fund and The Government Street Opportunities Fund, each a series of Williamsburg Investment Trust, which are included in Form N-CSR for the year ended March 31, 2026, and to the references to our firm under the headings “Financial Highlights” in the Prospectus, and “Other Service Providers” and “Financial Statements” in the Statement of Additional Information.

COHEN & COMPANY, LTD.

Cleveland, Ohio

July 27, 2026

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated May 26, 2026, relating to the financial statements and financial highlights of The Jamestown Equity Fund, a series of Williamsburg Investment Trust, which are included in Form N-CSR for the year ended March 31, 2026, and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Other Service Providers” and “Financial Statements” in the Statement of Additional Information.

COHEN & COMPANY, LTD.

Cleveland, Ohio

July 27, 2026